Exhibit 10.75

                               EXCHANGE AGREEMENT

     EXCHANGE AGREEMENT, dated as of April 15, 1996 (this "Agreement"), among the parties listed as Lenders on the signature page hereof (collectively, the "Lenders") and ImClone Systems Incorporated, a Delaware corporation (the "Company"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Loan Documents referred to below.

                              W I T N E S S E T H:

     WHEREAS, the Lenders and the Company are parties to (i) the Loan Agreement, dated as of August 10, 1995 (the "Loan Agreement"), (ii) the Security Agreement, dated as of August 10, 1995 in favor of the Lenders and (iii) the Mortgage and Assignment of Leases, Rentals and Profits Fixture Filing and Security Agreement, dated August 10, 1995 (the "Mortgage"), made by the Company for the benefit of Oracle Partners, L.P. ("Oracle"), as agent for the Lenders (the agreements set forth in clauses (i) through (iii) above are herein collectively referred to as the "Loan Documents"); and

     WHEREAS, the Company and the Lenders desire to exchange certain of the Term Notes issued pursuant to the Loan Agreement (the "Term Notes") for shares of the Company's Common Stock, $.001 par value (the "Common Stock"), upon the terms and subject to the conditions of this Agreement;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Exchange of Term Notes for Common Stock. Upon the terms and subject to the conditions of this Agreement, each Lender agrees to surrender to the Company at the Closing (as herein defined) such Lender's Term Note in exchange for (a) payment of the accrued and unpaid interest on such Term Note and (b) the issuance by the Company to such Lender of the number of shares of Common Stock as provided herein. In exchange for the delivery and surrender by each Lender to the Company of such Lender's Term Note, the Company hereby agrees (a) to pay the accrued and unpaid interest on such Lender's Term Note to but not including the Closing Date (as herein defined) as shall be determined in accordance with
Section 1.3 of the Loan Agreement (the "Interest Payment Amount") as set forth on Schedule 1 hereto and (b) to issue and deliver to such Lender the number of shares of Common Stock set forth opposite the name of such Lender on Schedule 1 hereto (collectively, the "Shares"), such number in each case being equal to the quotient obtained by dividing the unpaid principal amount of such Lender's Term Note by $7.50 (rounded to the nearest whole share).

     2. Closing; Closing Date. (a) The exchange of Term Notes for Shares and payment of accrued and unpaid interest on the Term Notes will occur at a closing (the "Closing") to be held on the date of execution and delivery of a counterpart of this Agreement by the parties hereto, or such other date as shall be agreed by Oracle and the Company (the "Closing Date").

     (b) Promptly after the date the Registration Statement required to be filed by the Company with the Securities and Exchange Commission (the "SEC") pursuant to Section 6(a) of this Agreement (the "Registration Statement") is declared effective by the SEC (the "SEC Effective Date"), the Company shall so notify Oracle.

     (c) If the SEC Effective Date has not occurred on or before the 120th day after the Closing Date, the Company shall so notify Oracle. If the SEC Effective Date has not occurred on or before the 135th day after the Closing Date, the Company hereby agrees to issue and deliver to each Lender within ten business days thereafter such number of additional shares (collectively, the "Additional Shares") of Common Stock shown on Schedule I attached hereto; provided, however, that the Lender shall have the right, exercisable by notice to the Company given within five business days after the 135th day after the Closing Date, to receive in lieu of the issuance and delivery of Additional Shares to such Lender and upon return by such Lender of such Lender's Shares to the Company, payment in cash in immediately available funds to such Lender not later than the date which is ten business days after the 135th day after the Closing Date, an amount (the "Repayment Amount") equal to the sum of (1) the aggregate principal amount of the Term Note of such Lender as shown on Schedule 1 hereto plus (2) an amount equal to the accrued and unpaid interest on the Term Note of such Lender from and including the Closing Date to but excluding the date of payment to such Lender of the Repayment Amount (the "Repayment Date"). Payment of the Repayment Amount shall be made against delivery by such Lender to the Company of the Shares issued to such Lender duly endorsed in blank, with duly executed stock powers attached and customary signature guaranties. The parties hereto hereby expressly agree that the Company's obligation under Section 6(a) to use its best efforts to obtain effectiveness of the Registration Statement shall continue so long as the Repayment Amount has not been paid or the Registration Statement has been declared effective.

     3. Representations, Warranties, Etc. of the Company.

     (a) The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated thereby (including, but not limited to, the sale, issuance and delivery of the Shares) have been duly authorized by the Company and no additional corporate action by the Company is required for the approval of this Agreement. When the Shares are delivered to the Lenders at the Closing and paid for in accordance with the terms of this Agreement, the Shares will be duly issued, fully paid and nonassessable. This Agreement constitutes valid and binding agreements and obligations of the Company enforceable against it in accordance with their respective terms, except that such enforceability may be limited by (a) applicable bankruptcy, insolvency,


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reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (b) general equitable principles (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing), regardless of whether enforcement is sought in a proceeding in equity or at law.

     (b) The authorized capital stock of the Company consists of (i) 30,000,000 shares of Common Stock, par value $.001 per share, of which 19,130,657 shares are issued and outstanding on the date hereof and (ii) 4,000,000 shares of preferred stock, par value $1.00, of which no shares are issued and outstanding. No other shares of capital stock have been authorized or issued. All shares of the Company's outstanding capital stock have been duly authorized, are validly issued and outstanding, and are fully paid and nonassessable.

     (c) The execution, delivery and performance by the Company of this Agreement, and the consummation by the Company of the transactions contemplated hereby do not and will not (a) contravene or conflict with the Certificate of Incorporation and Bylaws of the Company; (b) contravene or conflict with or constitute a violation of any provision of any law, regulation, judgment, injunction, order or decree binding upon or applicable to the Company; (c) constitute a default under or give rise to a right of termination, cancellation or acceleration or loss of any benefit under any material agreement, contract or other instrument binding upon the Company or under any material license, franchise, permit or other similar authorization held by the Company; or (d) result in the creation or imposition of any Lien (as defined below) on any material asset of the Company, except as provided in this Agreement. For purposes of this Agreement, the term "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset.

     (d) The Company has heretofore made available to the Lenders true and complete copies of all reports, registration statements, definitive proxy statements and other documents (in each case together with all amendments and supplements thereto) filed by the Company with the SEC since January 1, 1995 (such reports, registration statements, definitive proxy statements and other documents, together with any amendments and supplements thereto, being sometimes collectively referred to in this Agreement as the "Company SEC Filings"). A list of all such Company SEC Filings is set forth on Schedule 3(d) hereto. The Company SEC Filings constitute all of the documents (other than preliminary materials) that the Company was required to file with the SEC since such date. As of their respective dates, each of the Company SEC Filings complied in all material respects with the applicable requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the Securities Exchange Act of 1934, as amended, and the rules and regulations under each such Act, and none of the Company SEC Filings contained as of the respective dates of filing with the SEC any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. When filed with the SEC, the financial statements included in the Company SEC Filings complied as to form in all material respects with the applicable rules and regulations of the SEC and were prepared in accordance with generally accepted accounting


                                      -12-
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principles (as in effect from time to time) applied on a consistent basis
(except as may be indicated therein or in the notes or schedules thereto), and such financial statements fairly present in accordance with generally accepted accounting principles in all material respects the financial position of the Company as at the dates thereof and the results of its operations and its cash flows for the periods then ended, subject, in the case of the unaudited interim financial statements, to normal, recurring year-end audit adjustments and the absence of footnotes. Since January 1, 1995, except as disclosed in the Company SEC Filings filed with the SEC prior to the date hereof or in Schedule 3(d) hereto, the Company has not incurred any liability or obligation of any kind, outside of the ordinary course of business which, in any case or in the aggregate, is material to the business, assets, results of operations or financial condition of the Company.

     (e) Except as set forth on Schedule 3(e), there are no outstanding (a) securities or instruments convertible into or exercisable for any of the capital stock or other equity interests of the Company; (b) options, warrants, subscriptions or other rights to acquire capital stock or other equity interests of the Company; or (c) commitments, agreements or understandings of any kind, including employee benefit arrangements, relating to the issuance or repurchase by the Company of any capital stock or other equity interests of the Company, any such securities or instruments convertible or exercisable for securities or any such options, warrants or rights.

     (f) To the best knowledge of the Company, no representation or warranty made by the Company in this Agreement, nor in any document, written information, financial statement, certificate, schedule or exhibit prepared and furnished or to be prepared and furnished by the Company or the representatives of the Company pursuant hereto or in connection with the transactions contemplated hereby, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements or facts contained herein or therein not misleading in light of the circumstances under which they were furnished. Except as disclosed in the Company SEC Filings, there is no event, fact or conditions (other than general business or economic conditions which affect businesses generally) that materially and adversely affects the business of Company, or that reasonably could be expected to do so, that has not been set forth in this Agreement or in the Schedules attached hereto.

     4. Each Lender severally and not jointly represents, warrants, covenants and agrees with the Company as follows:

          (a) Such Lender understands that the Shares to be issued to such Lender have not been registered under the Securities Act or applicable state securities or "blue sky" laws and may not be sold or otherwise transferred by such Lender unless (A) the Shares are subsequently registered thereunder or (B) such Lender shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company.



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

          (b) The certificates for the Shares to be issued to such Lender may bear the following restrictive legend and the Company may place a stop-transfer restriction against such Shares:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, ASSIGNED OR TRANSFERRED, IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT, AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT, IN THE CIRCUMSTANCES REQUIRED, OR EVIDENCE SATISFACTORY TO THE COMPANY THAT THE SHARES HAVE BEEN SOLD IN COMPLIANCE WITH RULE 144 FORMULATED UNDER SAID ACT."

After the Shares have been registered under the Securities Act, the Shares may bear a legend stating that the Shares are subject to a prospectus delivery requirement under the Securities Act.

          (c) Upon the Closing of the exchange of such Lender's Term Note, such Lender hereby releases all of its or his interest in all Collateral, and hereby assigns, transfers and shall deliver to the Borrower such of the Collateral, if any, as is held by such Lender on the Closing Date.

     5. Closing Conditions.

     (a) Closing Conditions of the Lenders. The obligations of the Lenders to complete the exchange of Term Notes for Shares and the Interest Payment Amount at the Closing are conditioned upon the satisfaction of the following conditions on or prior to the Closing Date, unless such conditions shall have been waived by Oracle, for the benefit of the Lenders:

          (i) Nasdaq Listing. The Shares shall be listed for trading on the Nasdaq National Market.

          (ii) Opinions. Oracle, for the benefit of the Lenders, shall have received opinions of outside counsel and the General Counsel of the Company substantially in the forms attached hereto as Exhibit A and Exhibit B.

          (iii) Secretary's Certificate. Oracle, for the benefit of the Lenders, shall have received a certificate of the Secretary of the Company (in form and substance satisfactory to Oracle) certifying (i) that attached thereto are true and complete copies of the resolutions of the Board of Directors of the Company authorizing the execution, delivery and performance of this Agreement and any other documents, instruments and certificates required to be executed by it in connection herewith and approving the consummation of the transactions in the manner contemplated hereby including, but not limited to, the authorization and issuance of the Shares, and (ii) the names and true signatures of the officers of the Company signing this Agreement and all other documents to be delivered in connection with this Agreement.

          (iv) Performance; Representation and Warranties. The Company shall have performed and complied in all material respects with all agreements and conditions contained in this Agreement which are required to be performed or complied with by the Company prior to or at the Closing. The representations and warranties of the Company contained herein shall be true and correct in all material respects.

          (v) Good Standings. Oracle, for the benefit of the Lenders, shall have received certificates of good standing with respect to the Company, each issued as of a recent date by the Secretaries of State of Delaware, New Jersey and New York.

     (b) Closing Conditions of the Company. The obligation of the Company to complete the issuance of the Shares and delivery of the Interest Payment Amount in exchange for the Term Notes at the Closing is conditioned upon the satisfaction of the following conditions on or prior to the Closing Date, unless such conditions shall have been waived by the Company:

          (i) Forms UCC-3. The Company shall have received proper termination statements (Form UCC-3 or the appropriate equivalent) for filing under the UCC of each jurisdiction where a financing statement (Form UCC-1 or the appropriate equivalent) was filed for the benefit of the Lenders in connection with the security interest created pursuant to the Loan Documents in form and substance reasonably satisfactory to the Company.

          (ii) Mortgage Termination. The Company shall have received a release and termination of the Mortgage in form and substance reasonably satisfactory to the Company.

          (iii) Performance; Representation and Warranties. The Lenders shall have performed and complied in all material respects with all agreements and conditions contained in this Agreement which are required to be performed or complied with by the Lenders prior to or at the Closing. The representations and warranties of the Lenders contained herein shall be true and correct in all material respects.

     6. Certain Covenants.

     (a) Registration Rights. As soon as practicable, after the Closing, but in no event later than thirty (30) days from the Closing Date the Company shall file a registration statement with the SEC under the Securities Act to register the Shares and, if applicable, the Additional Shares. The Company shall use its best efforts to obtain effectiveness of the Registration Statement pursuant to the Securities Act ("Registration") as promptly as practicable after the Closing Date. In addition, the Company shall list, simultaneously with the Closing, the Shares on the Nasdaq National Market. The Company shall maintain the Registration Statement for so long as the Lenders own any of the Shares, but in no event longer than three (3) years after the effective date of the Registration Statement relating to the Registration.

     (b) Terms and Conditions of Registration. In connection with the Registration Statement, the following provisions shall apply:

          (i) The Lenders will promptly provide the Company with such information as the Company shall reasonably request in order to prepare the Registration Statement.

          (ii) Subject to Section 8, all expenses in connection with the preparation of the Registration Statement, including, without limitation, all registration, listing and qualifications fees and the reasonable fees of legal counsel for the Company, shall be borne solely by the Lenders.

          (iii) Following the effective date of the Registration Statement, the Company shall, upon the request of Oracle forthwith supply such number of prospectuses (including preliminary prospectuses and amendments and supplements thereto) meeting the requirements of the Securities Act and such other documents as are incorporated by reference in the prospectus as shall be reasonably requested by Oracle, for the benefit of the Lenders.

          (iv) The Company shall prepare and file such amendments and supplements to the Registration Statement as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act pursuant to which the registration statement has been filed with respect to the offer and sale or other disposition of the Shares covered by the Registration Statement.

          (v) The Company shall register Shares covered by the Registration under such securities or Blue Sky laws in such jurisdictions as the Lenders may reasonably request, except that neither the Company nor the Lenders shall for any such purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction where it is not so qualified.

          (vi) The Lenders shall cooperate fully with the Company and provide the Company with all information reasonably requested by the Company for inclusion in the Registration Statement or as necessary to comply with the Securities Act and the securities or blue sky laws of the jurisdictions referred to in Section 6(b)(v).

          (vii) The Company shall notify Oracle, for the benefit of the Lenders, of the happening of any event as a result of which the Prospectus included in the Registration Statement, as then in effect, includes an untrue statement of material fact or

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omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which such statements are made.

          (viii) The Company shall furnish, at the request and expense of the Lenders, an opinion of counsel of the Company, dated the effective date of the Registration Statement, as to the due authorization and issuance of the Shares and compliance with federal securities laws by the Company in connection with the authorization and issuance of the Shares and any such other matters required by the SEC.

     (c) Indemnification. (i) In the event of the registration of any Shares under the Securities Act pursuant to the provisions of Section 6(a) above, the Company agrees to indemnify and hold harmless the Lenders from and against any and all losses, claims, damages or liabilities (or actions in respect thereof), to which the Lenders may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Shares were registered under the Securities Act, any preliminary prospectus or final prospectus relating to such shares, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation under the Securities Act applicable to the Company or relating to any action or inaction required by the Company in connection with any such registration and will reimburse the Lenders for any legal or other expenses reasonably incurred by the Lenders in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made (i) in such registration statement, such preliminary prospectus, such final prospectus or such amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by the Lenders specifically and expressly for use in the preparation thereof or (ii) in a preliminary prospectus and corrected in the prospectus, as then amended or supplemented.

     (ii) In the event of the registration of any Shares of the Lenders under the Securities Act for sale pursuant to the provisions of this Agreement, the Lenders agree to indemnify and hold harmless the Company from and against any losses, claims, damages or liabilities, to which the Company may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such shares were registered under the Securities Act, any preliminary prospectus or final prospectus relating to such shares, or any amendment or supplement thereto, or arise out of or are based upon omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, which untrue statement or alleged untrue statement or omission or alleged omission was made therein in reliance upon and in conformity with written information furnished to the Company by the Lenders.


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

     (iii) A party or parties hereto agreeing to be responsible for or to indemnify against any matter pursuant to this Agreement is referred to herein as the "Indemnifying Party" and the other party or parties claiming indemnity is referred to as the "Indemnified Party."

     An Indemnified Party under this Agreement shall, with respect to claims asserted against such party by any third party, give written notice to the Indemnifying Party of any liability which might give rise to a claim for indemnity under this Agreement within sixty (60) business days of the receipt of any written claim from any such third party, but not later than twenty (20) days prior to the date any answer or responsive pleading is due, and with respect to other matters for which the Indemnified Party may seek indemnification, give prompt written notice to the Indemnifying Party of any liability which might give rise to a claim for indemnity; provided, however, that any failure to give such notice will not waive any rights of the Indemnified Party except to the extent the rights of the Indemnifying Party are materially prejudiced.

     The Indemnifying Party shall have the right, at its election, to take over the defense or settlement of such claim by giving written notice to the Indemnified Party at least fifteen (15) days prior to the time when an answer or other responsive pleading or notice with respect thereto is required. If the Indemnifying Party makes such election, it may conduct the defense of such claim through counsel of its choosing (subject to the Indemnified Party's approval of such counsel, which approval shall not be unreasonably withheld), shall be solely responsible for the expenses of such defense and shall be bound by the results of its defense or settlement of the claim. The Indemnifying Party shall not settle any such claim without prior notice to and consultation with the Indemnified Party, and no such settlement involving any equitable relief or which might have an adverse effect on the Indemnified Party may be agreed to without the written consent of the Indemnified Party (which consent shall not be unreasonably withheld). So long as the Indemnifying Party is diligently contesting any such claim in good faith, the Indemnified Party may pay or settle such claim only at its own expense and the Indemnifying Party will not be responsible for the fees of separate legal counsel to the Indemnified Party, unless the named parties to any proceeding include both parties and representation of both parties by the same counsel would be inappropriate. If the Indemnifying Party does not make such election, or having made such election does not, in the reasonable opinion of the Indemnified Party proceed diligently to defend such claim, then the Indemnified Party may (after written notice to the Indemnifying Party), at the expense of the Indemnifying Party, elect to take over the defense of and proceed to handle such claim in its discretion and the Indemnifying Party shall be bound by any defense or settlement that the Indemnified Party may make in good faith with respect to such claim. In connection therewith, the Indemnifying Party will fully cooperate with Indemnified Party should the Indemnified Party elect to take over the defense of any such claim.

     The parties agree to cooperate in defending such third party claims and the Indemnified Party shall provide such cooperation and such access to its books, records and properties as the Indemnifying Party shall reasonably request with respect to any matter for


                                      -18-
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which indemnification is sought hereunder; and the parties hereto agree to cooperate with each other in order to ensure the proper and adequate defense thereof.

     With regard to claims of third parties for which indemnification is payable hereunder, such indemnification shall be paid by the Indemnifying Party upon the earlier to occur of: (i) the entry of a judgment against the Indemnified Party and the expiration of any applicable appeal period, or if earlier, five (5) days prior to the date that the judgment creditor has the right to execute the judgment; (ii) the entry of an unappealable judgment or final appellate decision against the Indemnified Party; or (iii) a settlement of the claim. Notwithstanding the foregoing, provided that there is no dispute as to the applicability of indemnification, the reasonable expenses of counsel to the Indemnified Party shall be reimbursed on a current basis by the Indemnifying Party if such expenses are a liability of the Indemnifying Party. With regard to other claims for which indemnification is payable hereunder, such indemnification shall be paid promptly by the Indemnifying Party upon demand by the Indemnified Party.

     7. Release of Collateral; Further Assurances. The Lenders agree (x) on or prior to the Closing Date to do such things and execute such further documents as are necessary to effect the release of all Collateral, including the execution of UCC termination statements and termination of the Mortgage, from the security interests, mortgages and other liens and encumbrances of the Loan Documents, and (y) after the Closing Date to deliver such further documents and do such further acts as the Company may reasonably request for the purpose of further evidencing, confirming, recording, registering or otherwise documenting the transactions contemplated by this Agreement and the releases set forth in
Section 4(c) hereof.

     8. Certain Fees and Expenses. The Lenders shall be responsible for the payment of the Company's reasonable legal fees and expenses relating to the transactions contemplated by this Agreement (including without limitation in connection with the Registration) up to an amount of $30,000. The portion of legal fees accrued to the Closing Date will be payable to the Company by the Lenders at the Closing.

     9. Notices. Whenever any party hereto desires or is required to give any notice, demand, or request with respect to this Agreement, each such communication shall be in writing and shall be effective only if it is delivered by personal service or mailed, United States certified mail, postage prepaid (and shall be deemed to have been received three (3) days after deposit into the United States mail), or sent by prepaid overnight courier, facsimile or confirmed telecopier, addressed as follows:

     If to the Lenders:

                     Oracle Partners, L.P.
                     712 Fifth Avenue
                     45th Floor
                     New York, New York  10019
                     Attention:  Larry Feinberg
                     Fax No.:  (212) 459-0863



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

     With a copy in each case to:

                     Kane Kessler, P.C.
                     1350 Avenue of the Americas
                     26th Floor
                     New York, New York  10019
                     Attention:  Robert L. Lawrence, Esq.
                     Fax No.:  (212) 245-3009


     If to the Company:

                     ImClone Systems Incorporated
                     180 Varick Street, 7th Floor
                     New York, New York  10014
                     Fax No.:  (212) 645-2054
                     Attention:  John B. Landes, Esq.

     With a copy in each case to:

                     Brian W. Pusch, Esq.
                     29 West 57th Street
                     Penthouse Suite
                     New York, New York  10019
                     Fax No.:  (212) 980-7055

Unless otherwise stated above, such communications shall be effective when they are received by the addressee thereof in conformity with this Section. Any party may change its address for such communications by giving notice thereof to the other parties in conformity with this Section.

     10. Indemnity under Loan Agreement. The indemnity set forth in Section 11.3 of the Loan Agreement shall not be affected by the provisions of this Agreement.

     11. Miscellaneous. (a) This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts will be lodged with Oracle and the Company.



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

     (b) This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the law of the State of New York.

     (c) The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

     (d) If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

     (e) This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement.

     (f) This Agreement constitutes the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings.

     (g) This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.



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

     IN WITNESS WHEREOF, the Company and the Lenders have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written. BORROWER:

                                        IMCLONE SYSTEMS INCORPORATED


                                        By:   /s/John B. Landes
                                              ------------------------
                                        Name:  John B. Landes
                                        Title: Vice President, Business
                                        Development and General Counsel

                                        LENDERS:

                                        ORACLE PARTNERS, L.P.


                                        By:   /s/Larry M. Feinberg
                                            --------------------------
                                              Name:
                                              Title

                                        QUASAR INTERNATIONAL
                                           PARTNERS, C.V.


                                        By:   /s/Larry M. Feinberg
                                            --------------------------
                                              Name:
                                              Title

                                        ORACLE INSTITUTIONAL
                                           PARTNERS, L.P.


                                        By:   /s/Larry M. Feinberg
                                            --------------------------
                                              Name:
                                              Title

                                        SAM ORACLE FUND, INC.

                                        By:   /s/Larry M. Feinberg
                                            --------------------------
                                              Name:

                                        Title

                                        By:/s/Warren B. Kanders
                                            --------------------------
                                                    WARREN B. KANDERS

                                        By:   Oracle Partners, L.P.,
                                              Authorized Agent



                                        By:   /s/Larry M. Feinberg
                                            --------------------------
                                                     Name:
                                                     Title




                                      -23-